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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                                         03/20/98

Investor Certificateholder Floating Allocation Percentage
                      97.00%
Investor Certificateholder Fixed Allocation Percentage
                          97.32%
Aggregate Amount of  Collections
                                    30,587,096.64
Aggregate Amount of  Interest Collections
                                7,857,860.94
Aggregate Amount of  Principal Collections
                               22,729,235.70
Class A Interest Collections
                                          7,622,415.85
Class A Principal Collections
                                         21,156,941.04
Seller Interest Collections
                                            235,445.09
Seller Principal Collections
                                           1,572,294.66
Weighted Average Loan Rate
                                     13.72%
Net Loan Rate
                                               12.72%
Weighted Average Maximum Loan Rate
                             18.67%
Class A-1 Certificate Rate
                                           5.7650%
Maximum Investor Certificate Rate
                                   12.7200%
Class A-1 Certificate Interest Distributed
                                     2,849,306.02
Class A-1 Investor Certificate Interest Shortfall before Draw
                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                            0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                          0.00
Unpaid Class A-1 Carryover Interest Amount
                              0.00
Maximum Principal Dist. Amount (MPDA)
                           22,119,683.06
Alternative Principal Dist. Amount (APDA)
                              21,156,941.04
Rapid Amortization Period? (Y=1, N=0)
                                0.00
Scheduled Principal  Distribution Amount (SPDA)
                            21,156,941.04
Principal  allocable to Class A-1
                                         21,156,941.04
SPDA deposited to Funding Account
                                  0.00
Subsequent Funding Mortgage Loans Purchased in Period
                        0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
                     135,722,113.20
Accelerated Principal Distribution Amount
                                0.00
APDA allocable to Class A-1
                                       0.00
Reimbursement to Credit Enhancer
                                   0.00
Spread Trigger hit?
                                               No
Loss Trigger hit?
                                                No
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount        511,859.72
Cumulative Investor Liquidation Loss Amount
                             511,859.72
Total Principal allocable to A-1
                                        21,668,800.76
Beginning Class A-1 Certificate Principal Balance
                              635,454,197.95
Ending Class A-1 Certificate Principal Balance
                                613,785,397.19
Pool Factor (PF)
                                               0.7905806
Retransfer Deposit Amount (non 2.07 transfers)
          0.00
Servicing Fees Distributed
                      532,863.00
Beg. Accrued and Unpaid Inv. Servicing Fees
                0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
          0.00
Servicer Certificate (Page 2 of  3)
Distribution Date:
                                         03/20/98

End. Accrued and Unpaid Inv. Servicing Fees
                  0.00
Number of Mortgage Loans Retransferred pursuant to 2.07
      0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                         0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                                     0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                              0.00
Aggregate Investor Liquidation Loss Amount
                                       511,859.72
Investor Loss Reduction Amount
                                              0.00
Beginning Pool Balance
                                    659,187,089.85
Ending Pool Balance
                              637,500,401.09
Beginning Invested Amount
                        639,435,601.95
Ending Invested Amount
                        617,766,801.19
Beginning Seller Principal Balance
                              19,751,487.90
Ending Seller Principal Balance
                              19,733,599.90
Additional Balances
                              1,572,294.66
Beginning Funding Account Balance
                        0.00
Ending Funding Account Balance
                              0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Certs.)      0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)               0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                  $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                $0.00
Investment Earnings on Funding Account
                                    $0.00
Excess Funding Amount
                              $0.00
Beginning Spread Account Balance
                              2,786,983.00
Ending Spread Account Balance
                        2,786,983.00
Beginning Seller Interest
                                    3.00%
Ending Seller's Interest
                                    3.10%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance
                                          1,271
   60 - 89 days (Del Stat 2)
                              44,443,857.94
     No. of Accounts
                                    339
     Trust Balance
                                    10,533,691.06
   90+ (Del Stat 3+)
     No. of Accounts
                              613
     Trust Balance
                                    20,379,677.33
   REO
     No. of Accounts
                                          43
     Trust Balance
                                          1,938,252.93
Rapid Amortization Event ?
                                                 No
   Failure to make payment within 5 Business Days of Required
Date ?                           No
   Failure to perform covenant relating to Trust's Security
Interest ?                              No
   Failure to perform other covenants as described in the
Agreement ?                           No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                  No
   Subject to Investment Company Act of 1940 Regulation ?
                              No
   Servicing Termination ?
                                                   No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Bal and Pre-Funded Amt   No
Event of Default ?
                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?               No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?           No

Servicer Certificate (Page 3 of  3)
Distribution Date:
                                         03/20/98

   Failure by Servicer to perform other covenants as described in
the Agreement?          No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                        No
   Trigger Event ?
                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                             N/A
Premium Distributed to Credit Enhancer
                                          0.00
Amount Distributed to Seller
                                                1,807,739.75
Master Servicer Credit Facility Amount
                                           0.00
Guaranteed Principal Distribution Amount
                                         0.00
Credit Enhancement Draw Amount
                                         0.00
Spread Account Draw Amount
                                            0.00
Capitalized Interest Account Draw
                                            0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                 0.00
Amount paid to Trustee
                                                 0.00
Cumulative Draw under Policy
                                             0.00
Net Yield
                                                          7.00%
Total  Available Funds
     Aggregate Amount of Collections
                                          30,587,096.64
     Deposit for principal not used to purchase subsequent loans
                               0.00
     Interest Earnings on the Funding Account
                                       0.00
     Total

30,587,096.64
Application of Available Funds
     Servicing Fee
                                                       532,863.00
     Prinicpal and Interest to Class A-1
                                            24,518,106.78
     Seller's portion of Principal and Interest
                                          1,807,739.75
     Funds deposited into Funding Account (Net)
                                    0.00
     Funds deposited into Spread  Account
                                        0.00
     Excess funds released to Seller
                                               3,728,387.11
     Total

30,587,096.64

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
                                         03/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                                    97.0037%
Class A Certificateholder Fixed Allocation Percentage
                                    97.3182%
Beginning Class A-1 Certificate Balance
                                                635,454,197.95
Class A-1 Certificate Rate
                                                      5.765000%
Class A-1 Certificate Interest Distributed
                                          3.670022
Class A-1 Certificate Interest Shortfall Distributed
                                    0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                              0.000000
Rapid Amortization Event ?
                                          No
Class A-1 Certificate Principal Distributed
                                    27.910297
   Maximum Principal Distribution Amount
                              28.491051
   Scheduled Principal  Distribution Amount (SPDA)
                              27.251001
   Accelerated Principal Distribution Amount
                              0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              0.659296
Total Amount Distributed to Certificateholders
                                    30.921023
Principal Collections deposited into Funding Account
                                    0.00
Ending Funding Account Balance
                                                0.00
Ending Class A-1 Certificate Balance
            613,785,397.19
Class A-1 Factor
                                                      0.7905806
Pool Factor (PF)
                                                      0.7905806
Unreimbursed Liquidation Loss Amount
                                    $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                           $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                    $0
Class A Servicing Fee
                                                532,863.00
Beginning Invested Amount
                                                639,435,601.95
Ending Invested Amount
                                                617,766,801.19
Beginning Pool Balance
                                                659,187,089.85
Ending Pool Balance
                                                637,500,401.09
Spread Account Draw Amount
                                                0.00
Credit Enhancement Draw Amount
                                                0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts
                                                      1,271
     Trust Balance
                                                44,443,857.94
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                                      339
     Trust Balance
                                                10,533,691.06
   90+ (Del Stat 3+)
     No. of Accounts
                                                      613
     Trust Balance
                                                20,379,677.33
   REO
     No. of Accounts
                                                      43
     Trust Balance
                                                1,938,252.93
Aggregate Liquidation Loss Amount for Liquidated Loans
                              318,812.31
Class A-1 Certificate Rate for Next Distribution Date
                              To be updated
Amount of any Draws on the Policy
                                          0.00
Subsequent Mortgage Loans
     No. of Accounts
                                                      0.00
     Trust Balance
                                                      0.00
     Cumulative No. of Accounts
                                                      4,332
     Cumulative Trust Balance
                                                135,722,113.20
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
                                                      03/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                                           0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                 0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                 0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                          0.00